THE GABELLI SMALL CAP GROWTH FUND

                                                            THIRD QUARTER REPORT
                                                                   JUNE 30, 2002

TO OUR SHAREHOLDERS,

      Although the Russell 2000 Index gave ground and retreated 8.35% during the quarter, it materially outperformed the Standard & Poor's ("S&P") 500 and the Nasdaq Composite Indices, which fell 13.39% and 20.71%, respectively. A reasonably good stock picking batting average and our focus on solid fundamental value once again helped the Small Cap Growth Fund (the "Fund") post a gain of 5.36% for the first half of 2002 and outperform its Russell 2000 benchmark, which fell 4.70% during the same period.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                                           ------------------------------------------------
                                                     YEAR TO    SINCE
                                            QUARTER    DATE  INCEPTION (B) 10 YEAR    5 YEAR   3 YEAR    1 YEAR
                                            -------    ----  ------------- -------    ------   ------    ------
  Gabelli Small Cap Growth Fund ........    (3.25)%   5.36%     15.61%      13.34%     9.78%     8.69%     0.98%
  Russell 2000 Index ...................    (8.35)%  (4.70)%    10.77%      10.96%     4.44%     1.67%    (8.60)%
  Value Line Composite Index ...........   (11.54)%  (7.08)%    12.92%      12.92%     8.06%     3.43%    (7.64)%

  (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 and Value Line Composite Indices are unmanaged indicators of stock market performance. Performance for periods less than one year are not annualized.

  (b) From commencement of investment operations on October 22, 1991.

--------------------------------------------------------------------------------
FUND OPERATIONS

      On May 28th, we announced that effective October 1, 2002, the Fund would close to new investors in order to remain loyal to our mandate. At that time, the Russell 2000 Index was at 492.4. We believed it was in the best interest of the existing shareholders to restrict investments from new shareholders, who had been flooding the small-cap market with cash for new investments, and our preference was to benefit our existing shareholders with our stock selection and prowess. We expected this trend to continue through the third quarter. However, through mid-July, with the Russell 2000 below 400, industry cash flows into equity mutual funds have slowed and there is now a greater supply of small-cap companies which meet our investment criteria. Accordingly, the Fund will remain open to new investors, reversing the decision to close the Fund on October 1, 2002.

INVESTMENT RESULTS (a)(c)

                                                                      Calendar Quarter
                                                   -------------------------------------------------------
                                                    1ST         2ND         3RD          4TH          YEAR
                                                    ---         ---         ---          ---          -----
 2002:    Net Asset Value .....................    $20.92      $20.24        --           --            --
          Total Return ........................      7.1%       (3.3)%       --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value .....................    $18.45      $20.43      $17.13       $19.21       $19.21
          Total Return ........................     (1.4)%      10.7%      (16.2)%       14.3%         4.7%
------------------------------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value .....................    $22.24      $22.77      $23.60       $18.71       $18.71
          Total Return ........................      3.8%        2.4%        3.6%         1.1%        11.3%
------------------------------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value .....................    $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return ........................     (6.8)%      17.1%       (4.8)%        9.9%        14.2%
------------------------------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value .....................    $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return ........................     10.9%       (1.4)%     (20.3)%       14.7%         0.0%
------------------------------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value .....................    $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return ........................      3.1%       16.3%       14.7%        (0.8)%       36.5%
------------------------------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .....................    $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return ........................      6.2%        5.2%       (3.2)%        3.4%        11.9%
------------------------------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .....................    $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return ........................      7.4%        5.0%        8.2%         2.6%        25.2%
------------------------------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value .....................    $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return ........................     (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
------------------------------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value .....................    $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return ........................      6.6%        1.8%        7.4%         5.3%        22.8%
------------------------------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value .....................    $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return ........................      9.9%       (0.1)%      (2.3)%       12.1%        20.3%
------------------------------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value .....................       --          --         --         $12.21       $12.21
          Total Return ........................       --          --         --          22.9%(b)     22.9%(b)
------------------------------------------------------------------------------------------------------------------------------------

                     Dividend History
-------------------------------------------------------
PAYMENT (EX) DATE    RATE PER SHARE  REINVESTMENT PRICE
-------------------------------------------------------
December 20, 2001        $0.360          $18.66
December 20, 2000        $4.782          $17.40
December 20, 1999        $2.462          $20.55
December 21, 1998        $0.534          $19.80
December 29, 1997        $3.590          $21.29
September 30, 1997       $0.070          $25.42
December 27, 1996        $2.160          $18.46
December 29, 1995        $1.340          $18.50
December 30, 1994        $1.030          $15.85
December 31, 1993        $0.420          $17.38
December 31, 1992        $0.185          $14.50
December 31, 1991        $0.080          $12.21

          Average Annual Returns - June 30, 2002 (a)
          ------------------------------------------

  1 Year ......................................      0.98%
  5 Year ......................................      9.78%
  10 Year .....................................     13.34%
  Life of Fund (b) ............................     15.61%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.

[GRAPHIC OF TRIANGLE OMITTED]

COMMENTARY

THE ECONOMY: DOWNSHIFTING INTO SECOND GEAR
      Following explosive Gross Domestic Product ("GDP") growth in the first quarter, the economy has cooled considerably, spawning concern among some investors that we could be headed for a double-dip recession. Recent consumer confidence readings and retail sales statistics have been somewhat disappointing. However, most of the economic data indicates the economy is on a modest growth path. Industrial production and productivity continue to trend higher. The housing market remains strong. Business investment is up modestly and the labor market is stabilizing. Importantly, inflation remains muted, which should postpone any Federal Reserve Board ("Fed") rate hikes and keep longer-term interest rates at low levels. We believe full year 2002 GDP growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

      A lot of investors still have their doubts that corporate profits will improve significantly in the second half of 2002. Aided by increased productivity, cost cutting, financial re-engineering, and a decline in write-offs, we think earnings will be up sharply. Financial Accounting Standards Board ("FASB") Rule 142, which does not require companies to amortize goodwill, should also have a favorable impact on the earnings of the companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S. based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

THE STOCK MARKET: THE WALL OF WORRY

      There is an old saying that bull markets are built on a "wall of worry." If this is true, we should see a better market environment in the quarters ahead, because investors have had plenty to worry about this past quarter. Escalating violence in the Middle East, a potential nuclear showdown between Pakistan and India over Kashmir, evidence that our quick victory over the Taliban in Afghanistan has not extinguished terrorism, the Arthur Andersen conviction, revelations (to some) regarding Wall Street improprieties, the insider trading investigation of American icon Martha Stewart, and most recently, the "WorldCon" accounting scandal have all generated headlines.

      Hopefully, the U.S.'s intense diplomatic efforts will restore some measure of peace in the Middle East and we can avoid another major terrorist event here or abroad. There may continue to be some fallout from the Enron and WorldCom debacles, with any company suspected of accounting chicanery being pounded in the market. Wall Street will likely also remain under the microscope as investigations regarding conflicts of interest and self-dealing are expanded. However, we believe that as the economic recovery unfolds and the corporate earnings meet or beat consensus expectations, investors will refocus on the expanding number of excellent opportunities in the stock market. We also suspect they will continue to favor small-cap stocks, which are easier to understand and fundamentally more attractive than the large-caps.

DOUBLE-DIGIT RETURNS -- ARE THEY ACHIEVABLE?

      Many corporate sponsors (public companies tied to liabilities with plan assets) have made certain assumptions about inflation. In the 1990s, stocks returned 18.2% and in the 1980s, 17.5%. Those lofty returns were not sustainable and the past couple years have proved that premise. Expectations for returns in the future should be more in line with the historical numbers. 9% to 9.5% is the number that most have migrated to over the past several years. Is this sustainable? What portfolio mix is necessary to achieve these results if rates on fixed income instruments are under 6%? To help guide us on a going-forward basis, below is a road map of returns over the last seventy-five years prepared by Ibbotson Associates, a data services firm that provides historical research information.

      Chart I compares the returns by decade of four separate asset classes and the rate of inflation. The "Large Stocks" category consists of the S&P 500 Composite Index with dividends reinvested. The "Small Stocks" category is comprised of stocks making up the fifth quintile (i.e. the smallest 20%) of listed stocks on the New York Stock Exchange (NYSE) ranked by market capitalization. The "Bonds" consist of Long Term Government Bonds with a maturity of 20 years. The "Bills" represent the total return of 30-day Treasury bills. "Inflation" reflects the Consumer Price Index of all Urban consumers and is not seasonally adjusted.
--------------------------------------------------------------------------------

                                            CHART I: A CENTURY OF INVESTING
                                           COMPOUNDED ANNUAL RATES OF RETURN

                                LARGE             SMALL
                                STOCKS            STOCKS           BONDS            BILLS          INFLATION
                                ------            ------           -----            -----          ---------
         02 (YTD)               -13.2%             3.8%             3.6%             0.9%             1.8%
         01                     -11.9             22.8              3.6              4.1              2.0
         00                      -9.1             -3.6             21.5              5.9              3.4

         90's                    18.2             15.1              8.8              4.9              2.9
         80's                    17.5             15.8             12.6              8.9              5.1
         70's                     5.9             11.5              5.5              6.3              7.4
         60's                     7.8             15.5              1.4              3.9              2.5
         50's                    19.4             16.9             -0.1              1.9              2.2
         40's                     9.2             20.7              3.2              0.4              5.4
         30's                     0.0              1.4              4.9              0.6             -2.0
                                  ---              ---              ---              ---             ----
         1926-2002               10.6%            13.0%             5.9%             3.8%             3.0%

         SOURCE: IBBOTSON ASSOCIATES AS OF 6/30/2002
--------------------------------------------------------------------------------

CORPORATE GOVERNANCE

      It has become fashionable for institutional investors to talk about corporate governance. Some are focusing on compensation, some are focusing on stock options. We want to share with you the following table labeled "The Magna Carta of Shareholder Rights," which we published in 1988. In it, we indicated what we believe as ombudsman for our shareholders. We are not for management or against management, we are for shareholders. This is our long-standing tenet.

--------------------------------------------------------------------------------
655 Third Ave.                                           GABELLI & COMPANY, INC.
New York, N.Y. 10017                                                May 16, 1988
                                   MAGNA CARTA
                                       OF
                               SHAREHOLDER RIGHTS

There has been a great deal of dialogue among fund sponsors, especially among corporate sponsors, about the voting of proxies. The U.S. Department of Labor has focused on this as well. We thought it timely to share with you our thought process on the voting of proxies.

THE MAGNA CARTA (A) OF SHAREHOLDER RIGHTS
-----------------------------------------
As we have stated in the past, we are neither for nor against management. We are for shareholders.

As security analysts we are best informed (sic!) to make the decisions on matters that will affect the economic value of investments. We believe a Magna Carta of Shareholder Rights should exist. What do you as a professional in the investment business think?

We feel there are issues that affect corporate governance. The following list outlines our position on these issues:

                  WE ARE IN FAVOR OF:             WE WILL VOTE AGAINST:
                  -------------------             ---------------------
                  o Cumulative Voting             o Greenmail
                  o Golden Parachutes             o Poison Pills
                  o One Share: One Vote           o Supermajority Voting
                  o Cash Incentives               o Blank Check Preferreds
                  o Pre-emptive Rights            o Super-Dilutive Stock Options

This is our policy. We will make exceptions when we encounter management that demonstrates superior sensitivity to the needs of shareholders. What are you doing?

---------------

(a) The MAGNA CARTA (L.  great  charter) was signed in June 1215 at Runnymede on
the  Thames.   It  was  the  decisive  step  forward  in  the  establishment  of constitutional government in England.

Mario J. Gabelli, C.F.A.                       [COPYRIGHT] GAMCO Investors, Inc.
--------------------------------------------------------------------------------

      Where art thou now, White Knight? Today our focus is to suggest that we need to eliminate the poison pill. Why? We believe in an old maxim, that "power corrupts and absolute power corrupts absolutely."

      The introduction of the poison pill weakened a discipline to management's errant activities -- a takeover by someone who could marshal and energize the assets better. The second part was that with all of us desiring to align management's interests with shareholders, we want to reframe that with this premise: Management's responsibility is to grow the intrinsic value of the enterprise as well as to make sure that the public price tracks that intrinsic value. Another basic premise of the free market system is that capital has to move to its highest returns. Lazy assets and lazy managements have to be energized. A takeover that attempts to narrow the spread acts as a powerful cleansing tool and a powerful catalyst to stimulate management.

      Poison pills are major deterrents that have to be eliminated. Our adviser and its affiliate, Gabelli Asset Management Company, are initiating actions to have companies remove their poison pills.

      We will again refocus our energies, as we have identified in our Magna Carta, on stock options. If companies want to issue them in lieu of cash, then account for them as an expense! We will also echo comments of other observers that the accounting for these options has to be reexamined, namely they should flow through the P&L (profit and loss statement) as opposed to just the balance sheet. Obviously, the issues with stock options will be resolved.

INVESTMENT SCORECARD

      As usual, our best performing stocks this year came from an eclectic group of industries including: gold mining (TVX Gold); auto parts (Tenneco Automotive); cosmetics (Elizabeth Arden); technology (Lowrance Electronics); and gaming (Trump Hotel & Casino Resorts).

      Once again, our laggards list was dominated by telecommunications companies, most notably small wireless operators such as Rural Cellular, Western Wireless and Leap Wireless. Wireless communications is an industry begging for consolidation to reduce competition and restore profit margins. Eventually, we think small, high quality wireless companies will be gobbled up by bigger competitors. However, consolidation is currently on hold due to the capital market boycott of anything with a telecom label.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $49.25 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East. CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $41.75 - NYSE), Energy East (EAS - $22.60 - NYSE), KeySpan (KSE - $37.65 - NYSE), National Grid (NGG - $35.16 -
NYSE) or Public Service Enterprise Group (PEG - $43.30 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. where it has already bought three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CLARCOR INC. (CLC - $31.65 - NYSE), founded in 1904, is a U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

CRANE CO. (CR - $25.38 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. CEO Eric Fast is focusing on improving operations by leveraging the firm's intellectual capital by creating a culture where different business groups share experience, improve customer focus and execute operational excellence. The company has a strong balance sheet, with a 29% net debt to capital ratio, and generates about $100 million of free cash flow a year. The excess cash could be used for acquisitions, stock repurchase and debt reduction that should enhance earnings growth.

FLOWSERVE CORP. (FLS - $29.80 - NYSE) is a manufacturer of engineered pumps, control valves and mechanical seals for the petroleum, chemical, power, water and other general industries. After integrating the operations of Ingersoll-Dresser Pump, Flowserve purchased the Invensys' Flow Control Division
(IFC). IFC is a manufacturer of valves and valves automation products, with $500 million of revenues. The transaction gives Flowserve a better balance of end markets, greater geographical reach, economies of scale and plant consolidation opportunities. Already the second largest global pump company, IFC makes Flowserve the second largest global valve company. The critical mass should allow the company to gain market share as customers are reducing their suppliers and moving to one stop shopping. While Flowserve expects synergies from the deal, the transaction is not predicated on realizing these synergies in order to be accretive. Consistent with the company's acquisition strategy, the transaction is expected to be accretive in the first year and is not expected to increase the overall leverage of the company.

GAYLORD ENTERTAINMENT CO. (GET - $22.05 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

LIBERTY CORP. (LC - $39.85 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

PEPSIAMERICAS INC. (PAS - $14.94 - NYSE) was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions, the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 37% of the common shares outstanding.

SENSIENT TECHNOLOGIES CORP. (SXT - $22.76 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink-jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through several acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions. Sensient continues to make acquisitions to further diversify its product offerings in the non-food markets. Since the beginning of the year, Sensient has made three tuck-in acquisitions with revenues of approximately $36 million.

SPS TECHNOLOGIES INC. (ST - $38.17 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

STANDARD MOTOR PRODUCTS INC. (SMP - $16.95 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions -- engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

THOMAS & BETTS CORP. (TNB - $18.60 - NYSE) primarily manufactures electrical components and connectors. This business is hurting from its exposure to the technology and telecommunication industries. Management has been cutting costs and restructuring the business to be profitable at the current lower revenues levels. Any or all of the three smaller business segments -- Steel Structures (utility poles), Communications (CATV equipment) and HVAC -- could be sold to raise cash and repurchase stock. A hidden jewel is the 20% investment in Leviton Manufacturing, a private company on Long Island, NY.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                       SEPTEMBER                       OCTOBER
                        ------                       ---------                       -------
      1st Wednesday     Susan Byrne                  Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                 Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin               Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Small cap stocks were finally dragged under as investors abandoned equities in the face of economic uncertainty, geopolitical tension and questions regarding the integrity of corporate America and Wall Street. With the economic outlook improving and the probability of good news on the earnings front, we believe the stock market can right itself in the second half of 2002 and that small cap stocks will continue to outperform.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.


                                                    Sincerely,

                                                    /S/ MARIO J. GABELLI
                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer
July 25, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               COMMON STOCKS -- 84.1%
               AGRICULTURE -- 0.1%
     23,000    Cadiz Inc. (a) ...................................$     195,477
     17,000    Sylvan Inc. ......................................      221,000
                                                                 -------------
                                                                       416,477
                                                                 -------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.6%
    110,000    Acktion Co. (a) ..................................    1,388,661
     10,000    ArvinMeritor Inc. ................................      240,000
     41,000    BorgWarner Inc. ..................................    2,368,160
     90,000    Exide Corp. ......................................       61,200
     40,000    Federal-Mogul Corp. (a) ..........................       28,120
    260,000    GenCorp Inc. .....................................    3,718,000
     15,000    Lund International Holdings Inc. (a)                     24,900
    130,000    Midas Inc. (a) ...................................    1,612,000
    151,500    Modine Manufacturing Co. .........................    3,723,870
      5,250    Monro Muffler Brake Inc. (a) .....................      119,437
     16,000    O'Reilly Automotive Inc. (a) .....................      440,960
    153,500    Raytech Corp. (a) ................................    1,389,175
    190,000    Scheib (Earl) Inc. (a) ...........................      570,000
    155,000    Standard Motor Products Inc. .....................    2,627,250
     18,000    Strattec Security Corp. (a) ......................      995,760
     13,400    Superior Industries International Inc. ...........      619,750
    389,000    Tenneco Automotive Inc. (a) ......................    2,567,400
      7,000    Thor Industries Inc. .............................      498,820
    154,000    TransPro Inc. (a) ................................      962,500
                                                                 -------------
                                                                    23,955,963
                                                                 -------------
               AVIATION: PARTS AND SERVICES -- 3.5%
     25,000    AAR Corp. ........................................      255,000
    100,000    Aviall Inc. (a) ..................................    1,400,000
     23,000    Barnes Group Inc. ................................      526,700
     54,000    Curtiss-Wright Corp. .............................    4,320,000
      8,000    Curtiss-Wright Corp., Cl. B ......................      604,800
      7,500    Ducommun Inc. ....................................      196,800
      3,000    EDO Corp. ........................................       85,500
    110,000    Fairchild Corp., Cl. A (a) .......................      346,500
    320,000    Kaman Corp., Cl. A ...............................    5,363,200
    115,000    Moog Inc., Cl. A (a) .............................    4,931,200
      1,000    Woodward Governor Co. ............................       59,120
                                                                 -------------
                                                                    18,088,820
                                                                 -------------
               BROADCASTING -- 4.5%
    110,000    Acme Communications Inc. (a) .....................      808,500
     22,000    Beasley Broadcast Group Inc., Cl. A (a) ..........      324,478
    105,200    Crown Media Holdings Inc., Cl. A (a) .............      830,028
      3,333    CTN Media Group (a) ..............................          667
    422,500    Granite Broadcasting Corp. (a) ...................    1,026,675
     40,000    Gray Communications Systems Inc. .................      724,000
    190,000    Gray Communications Systems Inc., Cl. B ..........    2,527,000
     51,000    Hearst-Argyle Television Inc. (a) ................    1,150,050
    177,000    Liberty Corp. ....................................    7,053,450
    110,000    On Command Corp. (a) .............................      185,900
    300,000    Paxson Communications Corp. (a) ..................    1,650,000

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

     35,000    Rainbow Media Group, Cl. A (a) ...................$     306,250
    110,000    Salem Communications Corp., Cl. A (a) ............    2,735,700
    120,000    Sinclair Broadcast Group Inc. (a) ................    1,732,680
     43,000    Spanish Broadcasting System Inc., Cl. A (a) ......      430,000
      5,000    TiVo Inc. (a) ....................................       18,550
     90,000    Young Broadcasting Inc., Cl. A (a)                    1,600,200
                                                                 -------------
                                                                    23,104,128
                                                                 -------------
               BUILDING AND CONSTRUCTION -- 1.1%
     40,000    Fleetwood Enterprises ............................      348,000
      8,000    Florida Rock Industries Inc. .....................      286,480
     25,000    Huttig Building Products Inc. (a) ................      134,250
     98,000    Nortek Inc. (a) ..................................    4,419,800
     12,000    Universal Forest Products Inc. ...................      281,040
                                                                 -------------
                                                                     5,469,570
                                                                 -------------
               BUSINESS SERVICES -- 1.9%
     28,000    ANC Rental Corp. (a) .............................        5,040
      5,000    Brandpartners Group, Inc. (a) ....................        3,750
    610,400    Career Blazers Inc. (b) ..........................      107,125
      6,000    Carlisle Holdings Ltd. (a) .......................       17,700
      1,000    CheckFree Corp. (a) ..............................       15,640
     35,000    Donnelley (R.H.) Corp. (a) .......................      978,950
    140,000    Edgewater Technology Inc. (a) ....................      572,600
     16,000    Fisher Scientific International Inc. (a) .........      448,000
    150,000    GP Strategies Corp. (a) ..........................      697,500
     80,000    Industrial Distribution Group Inc. (a) ...........      260,000
     58,000    Interactive Data Corp. ...........................      844,480
     10,000    Interep National Radio Sales Inc., Cl. A (a) .....       39,000
     80,000    Key3Media Group Inc. (a) .........................       36,800
     13,000    Landauer Inc. ....................................      504,790
      5,000    MDC Communications Corp., Cl. A (a) ..............       23,060
    101,800    Nashua Corp. (a) .................................      722,780
     55,000    National Processing Inc. (a) .....................    1,419,000
     15,000    New England Business Service Inc. ................      377,100
     65,000    Paxar Corp. (a) ..................................    1,088,750
     40,000    Pittson Brink's Group ............................      960,000
      6,000    Princeton Video Image Inc. (a) ...................        6,420
     58,000    Professional Staff plc, ADR (a) ..................      114,260
      1,000    Protection One Inc. (a) ..........................        2,750
      6,000    StarTek Inc. (a) .................................      160,440
     90,000    Trans-Lux Corp.  + ...............................      517,500
                                                                 -------------
                                                                     9,923,435
                                                                 -------------
               CABLE -- 0.1%
     30,000    Cablevision Systems Corp., Cl. A (a) .............      283,800
    120,000    UnitedGlobalCom Inc., Cl. A (a) ..................      330,000
                                                                 -------------
                                                                       613,800
                                                                 -------------
               COMMUNICATIONS EQUIPMENT -- 0.2%
    120,000    Allen Telecom Inc. (a) ...........................      516,000
    108,000    Communications Systems Inc. (a) ..................      675,000
                                                                 -------------
                                                                     1,191,000
                                                                 -------------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               COMMON STOCKS -- (CONTINUED)
               COMPUTER SOFTWARE AND SERVICES -- 0.7%
     45,000    BNS Co., Cl. A (a) ...............................$     124,200
     71,500    Bull Run Corp. (a) ...............................       64,350
     11,000    Cylink Corp. .....................................       10,659
     13,000    Global Sources Ltd. (a) ..........................       52,650
     50,000    INT Media Group Inc. (a) .........................       99,000
        200    Macromedia Inc. (a) ..............................        1,774
     14,187    MKS Instruments Inc. (a) .........................      284,733
    225,000    Opentv Corp. (a) .................................      717,750
      8,000    Phoenix Technologies Ltd. (a) ....................       80,000
    325,100    Tyler Technologies Inc. ..........................    1,729,532
    190,000    Xanser Corp. (a) .................................      345,800
                                                                 -------------
                                                                     3,510,448
                                                                 -------------
               CONSUMER PRODUCTS -- 2.9%
      5,000    Action Performance Companies Inc. (a) ............      158,000
     20,000    Adams Golf Inc. (a) ..............................        6,800
      2,500    Alberto-Culver Co., Cl. B ........................      119,500
     28,000    Ashworth Inc. (a) ................................      252,280
     25,000    Church & Dwight Co. Inc. .........................      783,250
     15,000    Coachmen Industries Inc. .........................      217,500
     46,000    Department 56 Inc. (a) ...........................      748,880
     30,000    Dial Corp. .......................................      600,600
     16,000    Elizabeth Arden Inc. (a) .........................      280,000
      2,000    Genlyte Group Inc. (a) ...........................       81,260
      2,000    Harley-Davidson Inc. .............................      102,540
    200,000    Hartmarx Corp. (a) ...............................      500,000
      5,000    Madden (Steven) Ltd. .............................       99,145
    165,000    Marine Products Corp. (a) ........................    1,922,250
     58,000    National Presto Industries Inc. ..................    1,856,000
      5,000    Nature's Sunshine Products Inc. ..................       56,550
     35,000    Rayovac Corp. (a) ................................      648,550
     50,000    Revlon Inc., Cl. A (a) ...........................      247,500
      3,700    Scotts Co., Cl. A (a) ............................      167,980
      8,000    Skyline Corp. ....................................      264,000
     14,000    Stewart Enterprises Inc., Cl. A ..................       89,180
     14,000    WD-40 Co. ........................................      388,640
    333,000    Weider Nutrition International Inc. ..............      659,340
    269,000    Wolverine World Wide Inc. ........................    4,694,050
                                                                 -------------
                                                                    14,943,795
                                                                 -------------
               CONSUMER SERVICES -- 0.7%
     30,000    Bowlin Travel Centers Inc. (a) ...................       52,500
     12,000    Collectors Universe Inc. .........................       11,880
     40,000    Loewen Group Inc. (a) ............................        1,200
      4,000    Martha Stewart Living Omnimedia Inc., Cl. A              45,880
     20,000    Response USA Inc. (a) ............................          300
    170,000    Rollins Inc. .....................................    3,457,800
                                                                 -------------
                                                                     3,569,560
                                                                 -------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               DIVERSIFIED INDUSTRIAL -- 11.7%
    240,000    Acuity Brands Inc. ...............................$   4,368,000
     99,500    Ampco-Pittsburgh Corp. ...........................    1,194,000
      6,000    Anixter International Inc. (a) ...................      141,000
    215,000    Baldor Electric Co. ..............................    5,418,000
    100,000    Chemed Corp. .....................................    3,769,000
    180,000    Crane Co. ........................................    4,568,400
    110,200    Denison International plc, ADR (a) ...............    2,044,210
      5,000    Esco Technologies Inc. (a) .......................      175,000
     90,000    Gardner Denver Inc. (a) ..........................    1,800,000
    104,000    GATX Corp. .......................................    3,130,400
    155,000    GenTek Inc. ......................................       34,100
    135,000    Greif Bros. Corp., Cl. A .........................    4,503,735
      1,000    Greif Bros. Corp., Cl. B .........................       33,000
     26,000    Harbor Global Co. Ltd. ...........................      191,750
     69,900    Katy Industries Inc. (a) .........................      349,500
    160,500    Lamson & Sessions Co. (a) ........................      625,950
     74,000    Lindsay Manufacturing Co. ........................    1,713,100
    150,000    MagneTek Inc. (a) ................................    1,485,000
      2,000    Matthews International Corp., Cl. A ..............       46,700
    215,000    Myers Industries Inc. ............................    3,685,100
     35,000    Mykrolis Corp. (a) ...............................      413,350
    610,400    Noel Group Inc. (a) ..............................      301,421
     80,000    Oil-Dri Corporation of America ...................      669,600
    165,000    Park-Ohio Holdings Corp. (a) .....................      742,500
     80,000    Roper Industries Inc. ............................    2,984,000
    285,000    Sensient Technologies Corp. ......................    6,486,600
      8,000    Sonoco Products Co. ..............................      226,560
     65,000    Standex International Corp. ......................    1,631,500
      5,000    Tech/Ops Sevcon Inc. .............................       41,000
    276,200    Thomas Industries Inc. ...........................    7,954,560
     65,000    WHX Corp. (a) ....................................       48,750
                                                                 -------------
                                                                    60,775,786
                                                                 -------------
               EDUCATIONAL SERVICES -- 0.1%
      5,000    School Specialty Inc. (a) ........................      132,800
    101,000    Whitman Education Group Inc. (a) .................      599,940
                                                                 -------------
                                                                       732,740
                                                                 -------------
               ELECTRONICS -- 1.6%
     25,600    Fargo Electronics (a) ............................      210,432
     35,000    Lowrance Electronics Inc. (a) ....................      204,365
    100,000    Oak Technology Inc. (a) ..........................      453,000
     95,000    Park Electrochemical Corp. .......................    2,517,500
    250,000    Thomas & Betts Corp. (a) .........................    4,650,000
                                                                 -------------
                                                                     8,035,297
                                                                 -------------
               ENERGY AND UTILITIES -- 4.8%
     40,000    AGL Resources Inc. ...............................      928,000
      6,400    Birmingham Utilities Inc. ........................      118,720
    100,000    Callon Petroleum Co. (a) .........................      488,000
    140,000    CH Energy Group Inc. .............................    6,895,000
     10,000    Chesapeake Utilities Corp. .......................      190,100

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               COMMON STOCKS -- (CONTINUED)
               ENERGY AND UTILITIES -- (CONTINUED)
     23,000    Connecticut Water Service Inc. ...................$     701,040
     80,000    DQE Inc. .........................................    1,120,000
    100,000    El Paso Electric Co. (a) .........................    1,385,000
     50,000    Florida Public Utilities Co. .....................      911,000
     15,000    Middlesex Water Co. ..............................      394,050
     10,000    Petroleum Geo-Services ASA, ADR (a) ..............       36,000
      2,000    PetroQuest Energy Inc. (a) .......................       11,140
     25,000    RGS Energy Group Inc. ............................      980,000
    281,200    RPC Inc. .........................................    3,318,160
     10,000    SEMCO Energy Inc. ................................       90,500
     17,000    SJW Corp. ........................................    1,377,000
     18,866    Southern Union Co. ...............................      320,729
    110,000    Southwest Gas Corp. ..............................    2,722,500
     14,000    Tesoro Petroleum Corp. ...........................      108,500
      4,000    Toreador Resources Corp. (a) .....................       16,280
      5,000    W-H Energy Services, Inc. (a) ....................      110,800
    180,000    Westar Energy Inc. ...............................    2,763,000
                                                                 -------------
                                                                    24,985,519
                                                                 -------------
               ENTERTAINMENT -- 2.1%
      9,000    Canterbury Park Holding Corp. (a) ................       86,580
    140,000    Dover Motorsports Inc. ...........................      798,000
     46,000    Fisher Communications Inc. .......................    2,701,120
    151,000    GC Companies Inc. (a) ............................       37,750
    160,000    Gemstar-TV Guide International Inc. (a)                 862,400
        500    Integrity Media Inc. (a) .........................        3,375
      2,500    International Speedway Corp. .....................      100,000
     16,000    International Speedway Corp., Cl. A ..............      641,600
     25,000    Liberty Livewire Corp., Cl. A (a) ................       73,500
     25,500    Liberty Media Corp., Cl. A (a) ...................      255,000
     20,000    Loews Cineplex Entertainment Corp. (a) ...........           40
     10,000    Metromedia International Group Inc. (a) ..........          700
    100,000    Six Flags Inc. (a) ...............................    1,445,000
     50,000    Topps Co. Inc. (a) ...............................     503,000
    100,000    USA Interactive Inc. (a) .........................    2,345,000
     75,000    World Wrestling Entertainment Inc. (a) ...........    1,095,000
                                                                 -------------
                                                                    10,948,065
                                                                 -------------
               ENVIRONMENTAL SERVICES -- 1.2%
    200,000    Allied Waste Industries Inc. (a) .................    1,920,000
     30,000    Catalytica Energy Systems Inc. (a) ...............       94,800
    180,000    Republic Services Inc. (a) .......................    3,432,600
     70,000    Trojan Technologies Inc. (a) .....................      570,718
                                                                 -------------
                                                                     6,018,118
                                                                 -------------
               EQUIPMENT AND SUPPLIES -- 11.3%
    118,000    AMETEK Inc. ......................................    4,395,500
    500,000    Baldwin Technology Co. Inc., Cl. A (a)                  705,000
     92,000    Belden Inc. ......................................    1,917,280
     24,000    Bway Corp. (a) ...................................      382,800
     10,000    C&D Technologies Inc. ............................      180,200
     20,000    Capstone Turbine Corp. ...........................       33,200

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

     15,000    Chase Industries Inc. (a)                         $     208,350
    138,000    CIRCOR International Inc. ........................    2,366,700
    215,000    CLARCOR Inc. .....................................    6,804,750
    110,000    Core Materials Corp. .............................      165,000
    200,000    Crown Cork & Seal Co. Inc. (a) ...................    1,370,000
     80,000    CTS Corp. ........................................      963,200
     65,000    Cuno Inc. (a) ....................................    2,351,700
      4,000    Danaher Corp. ....................................      265,400
     35,000    Donaldson Co. Inc. ...............................    1,226,400
    330,000    Fedders Corp. ....................................      834,900
    150,000    Flowserve Corp. (a) ..............................    4,470,000
     97,000    Franklin Electric Co. Inc. .......................    4,565,790
     40,000    General Magnaplate Corp. .........................       60,000
    100,000    Gerber Scientific Inc. (a) .......................      351,000
     77,975    Gorman-Rupp Co. ..................................    2,456,212
     60,000    Graco Inc. .......................................    1,508,400
     42,000    GrafTech International Ltd. (a) ..................      516,600
      3,000    Hughes Supply Inc. ...............................      134,700
     40,000    IDEX Corp. .......................................    1,340,000
     12,000    Imagistics International Inc. (a) ................      257,640
    150,000    Interpump Group SpA ..............................      625,167
      2,000    Jarden Corp. (a) .................................       39,600
     10,000    K-Tron International Inc. (a) ....................      154,250
      9,000    Littelfuse Inc. (a) ..............................      208,170
     30,000    Lufkin Industries Inc. ...........................      866,100
     16,000    Met-Pro Corp. ....................................      232,320
     12,000    Mueller Industries Inc. (a) ......................      381,000
      4,500    Plantronics Inc. (a) .............................       85,545
     30,000    Robbins & Myers Inc. .............................      787,500
     40,500    Sequa Corp., Cl. A (a) ...........................    2,648,295
     20,000    Sequa Corp., Cl. B (a) ...........................    1,310,000
     77,000    SL Industries Inc. (a) ...........................      577,500
      3,000    Smith (A.O.) Corp. ...............................       93,630
     15,000    Smith (A.O.) Corp., Cl. A ........................      453,750
     95,000    SPS Technologies Inc. (a) ........................    3,626,150
    150,000    Sybron Dental Specialties Inc. (a) ...............    2,775,000
      5,000    Teleflex Inc. ....................................      285,750
     50,000    Tennant Co. ......................................    1,980,000
      5,000    Valmont Industries Inc. ..........................      101,650
      7,875    Watsco Inc., Cl. B ...............................      146,475
     75,900    Watts Industries Inc., Cl. A .....................    1,506,615
     12,000    Wolverine Tube Inc. (a) ..........................       90,600
                                                                 -------------
                                                                    58,805,789
                                                                 -------------
               FINANCIAL SERVICES -- 3.5%
     11,000    Alleghany Corp. (a) ..............................    2,101,000
     47,000    Argonaut Group Inc. ..............................    1,006,740
     60,000    Bankgesellschaft Berlin AG (a) ...................      111,404
    135,300    BKF Capital Group Inc. (a) .......................    3,856,050
    200,000    CNA Surety Corp. .................................    2,910,000
      1,000    Crazy Woman Creek Bancorp Inc. ...................       13,320
     63,000    Danielson Holding Corp. (a) ......................      309,960
     16,100    Eagle Bancshares Inc. (a) ........................      418,278

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               COMMON STOCKS -- (CONTINUED)
               FINANCIAL SERVICES -- (CONTINUED)
      3,000    Federal Agricultural Mortgage Corp., Cl. C (a) ...$      80,100
      6,000    First Republic Bank (a) ..........................      165,000
     10,000    Flushing Financial Corp. .........................      204,900
      2,000    Gainsco Inc. .....................................          100
     62,000    Hibernia Corp., Cl. A ............................    1,226,980
    325,000    J Net Enterprises Inc. (a) .......................      260,000
      2,000    LandAmerica Financial Group ......................       63,000
     15,000    Metris Companies Inc. ............................      124,650
     62,000    Midland Co. ......................................    3,129,140
      1,500    Net.B@nk Inc. (a) ................................       17,475
      1,000    Republic Bancshares Inc. (a) .....................       20,170
     33,700    Riggs National Corp. .............................      502,467
      4,200    Sterling Bancorp .................................      149,940
     42,200    Wilmington Trust Corp. ...........................    1,287,100
                                                                 -------------
                                                                    17,957,774
                                                                 -------------
               FOOD AND BEVERAGE -- 4.5%
     85,000    Advantica Restaurant Group Inc. (a) ..............       79,050
      5,000    Boston Beer Co. Inc., Cl. A (a) ..................       79,500
     13,000    Brown-Forman Corp., Cl. A ........................      911,300
      7,500    Cheesecake Factory Inc. (a) ......................      266,100
     20,000    Corn Products International Inc. .................      622,400
     33,500    Del Monte Foods Co. (a) ..........................      395,300
      2,500    Farmer Brothers Co. ..............................      906,925
    195,000    Flowers Foods Inc. (a) ...........................    5,040,750
        500    Genesee Corp., Cl. A .............................        8,562
     21,500    Genesee Corp., Cl. B .............................      347,268
      5,000    Hain Celestial Group Inc. (a) ....................       92,500
     10,000    International Multifoods Corp. ...................      260,000
      6,000    J & J Snack Foods Corp. (a) ......................      269,760
     14,000    Midwest Grain Products Inc. ......................      181,860
     30,000    Mondavi (Robert) Corp., Cl. A (a) ................    1,026,900
      2,500    Northland Cramberries Inc., Cl. A ................        2,275
      4,000    Omni Nutraceuticals Inc. .........................           22
    258,500    PepsiAmericas Inc. ...............................    3,861,990
     65,000    Ralcorp Holdings Inc. (a) ........................    2,031,250
     83,000    Smucker (J.M.) Co. ...............................    2,832,790
     48,200    The Steak n Shake Co. ............................      754,330
     33,562    Tootsie Roll Industries Inc. .....................    1,294,151
     60,000    Triarc Companies Inc. ............................    1,656,000
    423,000    Twinlab Corp. (a) ................................      186,120
                                                                 -------------
                                                                    23,107,103
                                                                 -------------
               HEALTH CARE -- 2.0%
     50,000    Apogent Technologies Inc. (a) ....................    1,028,500
     10,000    Corixa Corp. (a) .................................       68,500
     38,520    Del Global Technologies Corp. (a) ................      141,753
      5,500    Digene Corp (a) ..................................       64,690
     35,000    Henry Schein Inc. (a) ............................    1,557,500
     90,000    Inamed Corp. (a) .................................    2,404,800
     37,400    Inverness Medical Innovations Inc. (a)                  755,480
     32,000    Invitrogen Corp. (a) .............................    1,024,320
     15,000    Nabi Biopharmaceuticals (a) ......................       80,535

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

     31,500    Owens & Minor Inc. ...............................$     622,440
     51,000    Penwest Pharmaceuticals Co. ......................      994,500
     87,500    Sola International Inc. (a) ......................    1,006,250
     75,000    Women First HealthCare Inc. (a) ..................      585,000
                                                                 -------------
                                                                    10,334,268
                                                                 -------------
               HOME FURNISHINGS -- 0.5%
     15,000    Bassett Furniture Industries Inc. ................      292,485
      4,000    Bed Bath & Beyond Inc. (a) .......................      150,960
    219,550    Carlyle Industries Inc. (a) ......................       65,865
     15,000    Foamex International Inc. ........................      166,650
     32,000    La-Z-Boy Chair Co. ...............................      807,040
     70,000    Oneida Ltd. ......................................    1,340,500
                                                                 -------------
                                                                     2,823,500
                                                                 -------------
               HOTELS AND GAMING -- 3.7%
    145,000    Aztar Corp. (a) ..................................    3,016,000
    120,000    Boca Resorts Inc., Cl. A (a) .....................    1,590,000
     12,000    Boyd Gaming Corp. (a) ............................      172,800
     35,500    Churchill Downs Inc. .............................    1,431,715
    100,000    Dover Downs Gaming & Entertainment Inc.               1,280,000
     40,000    Extended Stay America Inc. (a) ...................      648,800
    160,000    Gaylord Entertainment Co. (a) ....................    3,528,000
      5,000    Jurys Hotel Group plc ............................       50,369
     75,000    Lakes Gaming Inc. (a) ............................      507,000
    379,000    Magna Entertainment Corp., Cl. A (a) .............    2,649,210
    120,000    Park Place Entertainment Corp. (a) ...............    1,230,000
     60,000    Penn National Gaming Inc. (a) ....................    1,089,000
     11,000    Pinnacle Entertainment Inc. ......................      116,930
      3,000    Station Casinos Inc. (a) .........................       53,550
     73,000    Sun International Hotels Ltd. (a) ................    1,808,940
     50,000    Trump Hotels & Casino Resorts Inc. (a) ...........      107,500
     70,000    Wyndham International Inc., Cl. A (a) ............       81,200
     20,000    Youbet.com Inc. (a) ..............................       13,800
                                                                 -------------
                                                                    19,374,814
                                                                 -------------
               METALS AND MINING -- 0.6%
    570,000    Echo Bay Mines Ltd. (a) ..........................      655,500
     10,000    Meridian Gold Inc., New York (a) .................      160,500
     70,000    Placer Dome Inc. .................................      784,700
     22,000    Precision Castparts Corp. ........................      726,000
    190,000    Royal Oak Mines Inc. (a) .........................        1,520
     30,000    Stillwater Mining Co. (a) ........................      488,400
    200,000    TVX Gold Inc. (a) ................................      280,000
                                                                 -------------
                                                                     3,096,620
                                                                 -------------
               MUTUAL FUNDS -- 0.4%
     45,000    Central European Equity Fund Inc. ................      621,000
     33,466    France Growth Fund Inc. (a) ......................      232,589
     32,000    Germany Fund Inc. ................................      220,800
     27,808    Italy Fund Inc. ..................................      190,485
     65,000    New Germany Fund Inc. (a) ........................      328,250
     78,000    Pimco RCM Europe Fund Inc. .......................      552,240
     11,000    Spain Fund Inc. ..................................       94,160
                                                                 -------------
                                                                     2,239,524
                                                                 -------------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               COMMON STOCKS -- (CONTINUED)
               PAPER AND FOREST PRODUCTS-- 0.1%
     15,000    Schweitzer Manduit International Inc. ............$     369,000
     15,000    Wausau-Mosinee Paper Corp. .......................      180,750
                                                                 -------------
                                                                       549,750
                                                                 -------------
               PUBLISHING -- 3.8%
    242,556    Independent News & Media plc, Dublin .............      479,109
    120,000    Journal Register Co. (a) .........................    2,412,000
     15,000    Lee Enterprises Inc. .............................      525,000
     53,500    McClatchy Co., Cl. A .............................    3,437,375
     71,500    Media General Inc., Cl. A ........................    4,290,000
     29,000    Meredith Corp. ...................................    1,112,150
    240,000    Penton Media Inc. (a) ............................      516,000
    300,000    PRIMEDIA Inc. (a) ................................      366,000
     62,000    Pulitzer Inc. ....................................    3,217,800
    271,500    Thomas Nelson Inc. ...............................    2,867,040
      4,000    Value Line Inc. ..................................      164,520
     12,000    Wiley (John) & Sons Inc., Cl. B ..................      288,000
                                                                 -------------
                                                                    19,674,994
                                                                 -------------
               REAL ESTATE -- 1.5%
    144,000    Catellus Development Corp. (a) ...................    2,940,480
    120,000    Griffin Land & Nurseries Inc. (a) ................    1,659,000
     11,550    Gyrodyne Company of America Inc. (a) .............      193,578
    350,000    La Quinta Properties Inc. (a) ....................    2,537,500
     25,000    Malan Realty Investors Inc. ......................      135,250
     14,000    United Park City Mines Co. (a) ...................      339,500
                                                                 -------------
                                                                     7,805,308
                                                                 -------------
               RETAIL -- 2.9%
     35,000    Aaron Rents Inc. .................................      838,250
     65,000    Aaron Rents Inc., Cl. A ..........................    1,462,500
    100,000    Burlington Coat Factory Warehouse Corp. ..........    2,125,000
     10,000    Coldwater Creek Inc. (a) .........................      244,000
    175,000    Ingles Markets Inc., Cl. A .......................    2,219,000
    225,000    Lillian Vernon Corp. .............................    1,603,125
      4,200    Neiman Marcus Group Inc., Cl. A (a) ..............      145,740
    120,000    Neiman Marcus Group Inc., Cl. B (a) ..............    3,873,600
     30,000    Sports Authority Inc. (a) ........................      340,800
     57,500    Weis Markets Inc. ................................    2,113,125
                                                                 -------------
                                                                    14,965,140
                                                                 -------------
               SATELLITE -- 0.1%
     18,500    Liberty Satellite & Technology Inc., Cl. A (a) ...       41,625
    115,000    Pegasus Communications Corp. (a) .................       83,950
     35,000    Sirius Satellite Radio Inc (a) ...................      131,915
     33,000    XM Satellite Radio Holdings Inc., Cl. A (a) ......      239,250
                                                                 -------------
                                                                       496,740
                                                                 -------------
               SPECIALTY CHEMICALS -- 5.4%
     45,000    Airgas Inc. ......................................      778,500
     35,000    Albemarle Corp. ..................................    1,076,250
     60,000    Arch Chemicals Inc. ..............................    1,482,000
      5,000    Cytec Industries Inc. (a) ........................      157,200

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

    157,000    Ferro Corp. ......................................$   4,733,550
    130,000    Fuller (H.B.) Co. ................................    3,807,700
    240,146    General Chemical Group Inc. (a) ..................      744,453
     50,000    Great Lakes Chemical Corp. .......................    1,324,500
    346,500    Hercules Inc. (a) ................................    4,019,400
    180,000    MacDermid Inc. ...................................    3,870,000
    183,000    Material Sciences Corp. (a) ......................    2,565,660
    109,000    Omnova Solutions Inc. (a) ........................      915,600
     50,000    Penford Corp. ....................................      905,000
     10,000    Quaker Chemical Corp. ............................      245,000
     73,000    Schulman (A.) Inc. ...............................    1,565,777
                                                                 -------------
                                                                    28,190,590
                                                                 -------------
               TELECOMMUNICATIONS -- 0.9%
      9,200    Atlantic Tele-Network Inc. .......................      139,840
     55,000    Citizens Communications Co. (a) ..................      459,800
     53,300    Commonwealth Telephone Enterprises Inc. (a) ......    2,144,792
     22,000    Commonwealth Telephone Enterprises Inc.,
                 Cl. B (a) ......................................      902,000
      6,795    Community Service Communications .................       49,264
     34,950    D&E Communications Inc. ..........................      367,324
      3,807    McLeodUSA Inc. (a) ...............................        1,599
     65,000    McLeodUSA Inc., Cl.A (a) .........................            0
      4,000    RCN Corp. (a) ....................................        5,480
     25,000    Rogers Communications Inc., Cl. B, ADR (a) .......      228,500
     10,000    Shenandoah Telecommunications Co. ................      537,200
                                                                 -------------
                                                                     4,835,799
                                                                 -------------
               TRANSPORTATION -- 0.1%
     71,400    Grupo TMM SA de CV, Cl. A, ADR (a) ...............      492,660
      2,000    Irish Continental Group plc ......................       16,005
     50,000    OMI Corp. ........................................      205,000
      3,000    Providence & Worcester Railroad Co. ..............       24,600
                                                                 -------------
                                                                       738,265
                                                                 -------------
               WIRELESS COMMUNICATIONS -- 1.0%
     16,000    AirGate PCS Inc. (a) .............................       16,000
     50,000    AT&T Wireless Services Inc. (a) ..................      292,500
     53,000    Centennial Communications Corp. (a) ..............      129,320
    100,000    Leap Wireless International Inc. (a) .............      108,000
      5,000    Nextel Communications Inc., Cl. A (a) ............       16,050
     75,000    Price Communications Corp. (a) ...................    1,200,000
     61,000    Rogers Wireless Communications Inc.,
               Cl. B (a) ........................................      470,310
     54,000    Rural Cellular Corp., Cl. A (a) ..................       56,160
     20,000    Triton PCS Holdings Inc., Cl. A (a) ..............       78,000
      6,000    Ubiquitel Inc. (a) ...............................        4,140
     75,000    Vimpel-Communications, ADR (a) ...................    1,909,500
    210,000    Western Wireless Corp., Cl. A (a) ................      680,400
                                                                 -------------
                                                                     4,960,380
                                                                 -------------
               TOTAL COMMON STOCKS ..............................  436,238,879
                                                                 -------------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               PREFERRED STOCKS -- 1.7%
               BROADCASTING -- 0.3%
      1,063    Granite Broadcasting Corp.,
                 12.750% Pfd. ...................................$     680,320
        100    Gray Communications Systems Inc.,
                8.000% Cv. Pfd., Ser. C (b) .....................    1,000,000
                                                                 -------------
                                                                     1,680,320
                                                                 -------------
               BUSINESS SERVICES -- 0.4%
     20,000    Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd., Ser. A ........................    2,000,000
                                                                 -------------
               COMMUNICATIONS EQUIPMENT -- 0.2%
     23,000    Allen Telecom Inc.,
                7.750% Cv. Pfd., Ser. D .........................      819,950
                                                                 -------------
               DIVERSIFIED INDUSTRIAL -- 0.1% WHX Corp.,
     58,000    6.500% Cv. Pfd., Ser. A (a) ......................      227,360
     71,200    $3.75 Cv. Pfd., Ser. B (a) .......................      285,512
                                                                 -------------
                                                                       512,872
                                                                 -------------
               PUBLISHING -- 0.7%
    186,606    News Corp. Ltd., Pfd., ADR .......................    3,685,468
                                                                 -------------
               TOTAL PREFERRED STOCKS ...........................    8,698,610
                                                                 -------------
               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
    125,000    Interep National Radio Sales Inc. (a) ............            0
                                                                 -------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
        430    Anacomp Inc., Cl. B ..............................           43
                                                                 -------------
               HEALTH CARE -- 0.0%
     14,424    Del Global Technologies Corp. Warrants ...........       14,540
                                                                 -------------
               TOTAL WARRANTS ...................................       14,583
                                                                 -------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

               CORPORATE BONDS -- 0.0%
               ENERGY AND UTILITIES -- 0.0%
 $  100,000    Covanta Energy Corp., Sub. Deb. Cv.,
                6.000%, 06/01/03 (a) ............................$      18,000
                                                                 -------------
               HEALTH CARE -- 0.0%
     28,848    Del Global Technologies Corp.,
                 6.000%, 03/28/07 ...............................       28,848
                                                                 -------------
               TOTAL CORPORATE BONDS ............................       46,848
                                                                 -------------
               U.S. GOVERNMENT OBLIGATIONS -- 14.2%
 73,626,000    U.S. Treasury Bills,
                 1.611% to 1.777%++,
                 07/05/02 to 09/19/02 ...........................   73,561,873
                                                                 -------------
               TOTAL INVESTMENTS -- 100.0%
                (Cost $446,437,323) .............................  518,560,793

               OTHER ASSETS AND LIABILITIES (NET) -- 0.0% .......      (18,638)
                                                                 -------------
               NET ASSETS -- 100.0% .............................$ 518,542,155
                                                                 -------------
----------------
 (a)  Non-income producing security.
 (b)  Security fair valued under procedures established by the
      Board of Directors.
 + Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
 ++   Represents annualized yield at date of purchase.
ADR - American Depository Receipt.

--------------------------------------------------------------------------------
                               SELECTED HOLDINGS
                                 JUNE 30, 2002
                                 -------------

CH Energy Group Inc.                    Liberty Corp.
CLARCOR Inc.                            PepsiAmericas Inc.
Crane Co.                               Sensient Technologies Corp.
Flowserve Corp.                         SPS Technologies Inc.
Gaylord Entertainment Co.               Standard Motor Products Inc.
--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                       OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

[GRAPHIC OMITTED]

THE
GABELLI
SMALL CAP
GROWTH
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q202SR
                                                            THIRD QUARTER REPORT
                                                                   JUNE 30, 2002